UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2017 (March 23, 2017)

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Inventure Foods, Inc. (the “Company”) on March 29, 2017 (the “Original 8-K”) announcing that on March 23, 2017 the (“Effective Date”), The Pictsweet Company, a Delaware corporation (“Buyer”), acquired certain of the assets, properties and rights of Fresh Frozen Foods, Inc. (“Fresh Frozen”), a wholly owned subsidiary of Inventure Foods, Inc. (the “Company” or “Inventure Foods”), pursuant to an Asset Purchase Agreement, dated as of March 23, 2017, by and among the Company, Fresh Frozen and Buyer (the “Purchase Agreement”).

In the Original 8-K, the Company disclosed that it would file the pro forma financial information required under Item 9.01 with respect to the sale as soon as practicable.  The Company is now filing this Amendment No. 1 to include the required pro forma financial information as a result of the completion of the sale.

Item 9.01              Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company for the fiscal years ended December 31, 2016, December 26, 2015 and December 27, 2014 giving effect to the sale are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The unaudited pro forma consolidated condensed financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the sale occurred as of and for the periods indicated.  In addition, the unaudited pro forma consolidated condensed financial statements are provided for illustrative and informational purposes only, and are not necessarily indicative of the Company’s historical or future results of operations or financial condition had the sale been completed on the dates assumed.

The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the Company’s audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on March 31, 2017.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	The unaudited pro forma condensed consolidated financial statements of the Company for the fiscal years ended December 31, 2016, December 26, 2015 and December 27, 2014 giving effect to the sale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 18, 2017	INVENTURE FOODS, INC.

		By:	/s/ Steve Weinberger
Steve Weinberger
Chief Financial Officer